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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                 August 2, 2004
                Date of Report (Date of Earliest Event Reported)


                      Lehman ABS Corporation, on behalf of:
           Corporate Bond-Backed Certificates, Series 1997-CHR-1 Trust




            Delaware                  001-31979                  13-3447441
(State or Other Jurisdiction        (Commission File          (I.R.S. Employer
     of Incorporation)                 Number)               Identification No.)





745 7th Avenue
New York, New York                                                  10019
(Address of Principal Executive Offices)                          (Zip Code)

                                 (212) 526-7000
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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The Corporate Bond-Backed Certificates, Series 1997-CHR-1 Trust, which we refer to herein as the "Trust" was formed pursuant to the Standard Terms for Trust Agreements, dated as of February 28, 1996, as supplemented by the Series Supplement in respect of the Trust dated as of July 10, 1997.




Item 5.  OTHER EVENTS

On August 2, 2004, distributions were made to the holders of the certificates issued by the Trust. Specific information with respect to the distributions is filed as Exhibit 99.1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

DaimlerChrysler AG, the guarantor of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"). For information on the guarantor of the underlying securities please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under the guarantor's Exchange Act file number, 001-14561. Periodic and current reports and other information required to be filed pursuant to the Exchange Act, by the guarantor of the underlying securities may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, the guarantor of the underlying securities, or the underlying securities themselves, have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit was filed as part of this report:

         99.1 Trustee's Distribution Statement to the Corporate Bond-Backed Certificates, Series 1997-CHR-1 Trust for the period ending August 2, 2004.


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                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 2, 2004


                                                 Lehman ABS Corporation

                                                 By: /s/ Paul Mitrokostas
                                                    ---------------------
                                                 Name: Paul Mitrokostas
                                                 Title: Senior Vice President


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                                  EXHIBIT INDEX


Exhibit Number                      Description
--------------                      -----------

    99.1 Trustee's Distribution Statement to the Corporate Bond-Backed Certificates, Series 1997-CHR-1 Trust for the period ending August 2, 2004.


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